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                                                                    EXHIBIT 32.1


                        CERTIFICATION IN ACCORDANCE WITH
                             18 U.S.C. SECTION 1350
                                  AS ADOPTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of Boundless Motor Sports Racing, Inc. (the "Company") for the period ending September 30, 2003 as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, Paul A. Kruger, Chief Executive Officer and Chief Financial Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Paul A. Kruger
                                                Paul A. Kruger
                                                Chief Executive Officer
                                                and Chief Financial Officer
                                                Date: January 28, 2004